SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                   MAY 4, 2007



                            WORLDWATER & POWER CORP.
                            ------------------------

               (Exact Name of Registrant as specified in charter)

           Delaware                    0-16936              33-0123045
    -------------------------        ------------        ----------------
   (State or other jurisdic-        (Commission          (IRS Employer
     tion of incorporation)          File Number)       Identification No.)


  Pennington Business Park, 55 Rt. 31 South, Pennington, NJ       08534
  ---------------------------------------------------------      --------
      (Address of principal executive offices)                  (Zip Code)



         Registrant's telephone number, including area code 609-818-0700



                                      n/a

            _________________________________________________________

         (Former name or former address, if changed since last report.)

ITEM 8.01   OTHER EVENTS.

A recent report in MarketWatch.com indicated that WorldWater & Power Corp. (the "Company") expects to complete the acquisition of ENTECH, Inc., a Texas based solar energy technology company, by the end of May 2007.

Although the Company and ENTECH are involved in discussions regarding a potential acquisition of ENTECH by the Company, no agreement has been reached. The Company is unable to predict the likelihood or timing of an acquisition by it of ENTECH.



     ______________________________________________________________


                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDWATER & POWER CORP.



By: /s/ Quentin T. Kelly
-----------------------------------------------
Quentin T. Kelly Chairman and CEO

Date: May 7, 2007